                                                                  EXHIBIT 10.2




This instrument was prepared by and        |
after recordation should be returned to:   |
                                           |
Thomas A. Hanson, Esquire                  |
Carlton Fields                             |
222 Lakeview Avenue                        |
Suite 1400                                 |
West Palm Beach, FL  33401                 |
                                           |
                                           |
___________________SPACE ABOVE THIS LINE FOR RECORDER'S USE_____________________

                   REAL ESTATE MORTGAGE AND SECURITY AGREEMENT

This REAL ESTATE MORTGAGE AND SECURITY AGREEMENT ("Mortgage") is made and entered into as of May 8, 2000, by LAKE SEMINOLE SQUARE MANAGEMENT COMPANY, INC., A TENNESSEE CORPORATION and FREEDOM GROUP-LAKE SEMINOLE SQUARE, INC., A TENNESSEE CORPORATION, (collectively "Mortgagor") to AID ASSOCIATION FOR LUTHERANS, A WISCONSIN CORPORATION ("Mortgagee"):

                                  A. RECITALS.

      1. Mortgagor is indebted to Mortgagee, as evidenced by a Mortgage Note ("Note") of even date, in the aggregate principal sum of Twelve Million and No/100 Dollars ($12,000,000.00), both principal and interest of the Note being payable at the office of Mortgagee as more specifically set forth therein.

      2. Mortgagor and Mortgagee desire and intend that the Note be secured by
(1) this Mortgage; (2) Assignment of Rents and Leases; (3) Financing Statements; and (4) other and sundry documents and agreements. This Mortgage and all other documents and agreements given as security for the Note are referred to collectively as the "Loan Documents" and singularly as a "Loan Document."

                               B. GRANTING CLAUSE.

To secure the payment of the principal, interest, and premium, if any, on the Note and to secure the performance by Mortgagor of each and every term, covenant, agreement and condition contained in the Note and the Loan Documents, Mortgagor does hereby mortgage, warrant, convey and grant a security interest unto Mortgagee, its successors and assigns, forever, all and singular, in the following described properties:

1. The real estate ("Land") described and set forth in Exhibit A which is attached to and hereby made a part of this Mortgage and all of Mortgagor's rights as the successor in interest to the "Developer," as defined in the Declaration of Condominium identified on Exhibit A hereto, as amended from time to time (the

      "Declaration") together with any greater or other estate or interest in the Land hereafter acquired by Mortgagor due to the termination of life estate interest therein or otherwise;

2. All right, title, and interest of Mortgagor, now or at any time hereafter existing, in and to all highways, roads, streets, alleys and other public and private thoroughfares, bordering on or adjacent to the Land, together with all right, title, and interest of Mortgagor to the Land lying within such highways, roads, streets, alleys, and other public and private thoroughfares and all heretofore or hereafter vacated highways, roads, streets, alleys and public and private thoroughfares and all strips and gores adjoining or within the Land or any part thereof;

3. All of Mortgagor's right, title and interest as an owner of the Condominium units described in Exhibit A hereto in all buildings, structures, improvements, plants, works, and fixtures now or at any time hereafter located on the land which is subject to the Declaration and, without any further act, all articles of personal property now or hereafter owned or leased by Mortgagor used in connection with the Land and such buildings, structures, improvements, plants, works and fixtures, all extensions, additions, renewals, betterments, substitutions, and replacements thereof;

4. All rights, privileges, permits, licenses, easements, consents, tenements, hereditaments, and appurtenances now or at any time hereafter belonging to or in any wise appertaining to the Land or to any property now or at any time hereafter comprising a part of the property subject to this Mortgage; and all right, title and interest of Mortgagor, whether now or at any time hereafter existing, in all reversions and remainders to the Land and such other property, and all leases, subleases, rents, income, issues, profits, royalties, and revenues derived from, concerning or belonging to such Land, life estate interests in the Land and other property subject to this Mortgage or any part thereof;

5. Any and all proceeds of the conversion, whether voluntary or involuntary, of all or any part of the Land and other property and interests subject to this Mortgage into cash or liquidated claims, including without limitation by reason of specification, proceeds of insurance and condemnation awards;

6. All causes of action and recoveries for any damage, loss or diminution in value of the Premises; and

7.    All other personal property identified in Exhibit B set forth hereto.

Any reference herein to the "Premises" shall be deemed to apply to the above-described Land and all other property, interests and items covered by this Granting Clause, unless the context shall require otherwise but shall exclude all life estate interests which are "Permitted Exceptions," as hereinafter defined, or which may hereafter be sold by Mortgagor pursuant to the provisions of this Mortgage. Any reference herein to the "Collateral" shall be deemed to apply to personalty located on the Premises.

                                 C. WARRANTIES.

Mortgagor hereby warrants to and covenants with Mortgagee, its successors and assigns, that:

1. Mortgagor has good and indefeasible title to the Premises in fee simple, free and clear of all liens, charges, and encumbrances whatever except those specifically set forth in the lender's title insurance policy delivered to Mortgagee with this Mortgage which have been approved in writing by Mortgagee and the rights of life estate residents pursuant to their repurchase agreements and Lake Seminole Square Club Membership Agreements and the rights of residents in the assisted care facilities located within what is described as condominium unit B on Exhibit A hereto (collectively, the "Continuing Obligations") (the "Permitted Encumbrances");

2. Mortgagor has the full right and authority to execute and deliver to Mortgagee the Note and the Loan Documents;

3. Mortgagor has taken all action required by law or otherwise necessary to make the Note and Loan Documents the valid, binding, and legal obligations of Mortgagor; and

4. The lien and security interest created by this Mortgage are and will be kept a first lien and security interest upon the Premises, except for the Permitted Encumbrances, and Mortgagor will forever warrant and defend the same to Mortgagee, its successors and assigns, against any and all claims and demands whatever.

Provided always, and upon the express condition that if all of the principal, interest and premium, if any, on the Note shall be paid and discharged in accordance with the terms and conditions therein contained, and if all other agreements and obligations of Mortgagor under the Note, the Loan Documents, and all other agreements between Mortgagor and Mortgagee whether now or at any time hereafter existing, shall be discharged in accordance with the terms and conditions therein and herein expressed, then these presents to be void, otherwise this Mortgage to remain in full force and effect.

                                   ARTICLE I
                             COVENANTS OF MORTGAGOR

Mortgagor does hereby covenant and agree with Mortgagee, its successors and assigns, as follows:

1.1 PAYMENT. Mortgagor shall duly and punctually pay the principal, interest, and premium, if any, on the Note hereby secured, when and as the same shall become due and payable in accordance with the terms thereof, and shall duly and punctually perform and observe all of the terms, covenants, and conditions to be performed or observed by Mortgagor in the Note and the Loan Documents.

1.2 SECURITY. All of the Premises shall stand as security for the Note and for the performance or observance by Mortgagor of the terms, covenants, and agreements to be performed or observed by Mortgagor in the Note, the Loan Documents, and all other agreements between Mortgagor and Mortgagee whether now or at any time hereafter existing, and the lien and security interest hereof, subject only to the exceptions herein noted, is and shall be a valid and continuing first lien and security interest upon all of the Premises. From time to time upon the request by Mortgagee, Mortgagor shall, at its expense, execute and deliver such supplemental mortgages, security agreements, additional assignments of leases and any further conveyances and instruments as may, in the reasonable opinion of Mortgagee, be necessary or desirable in order to effectuate, continue and preserve the lien and security interest created by this Mortgage and the Loan Documents and the priority thereof upon all the Premises and to make subject to the lien hereof any property hereafter to be subjected to the lien of this Mortgage.

1.3 NEGATIVE COVENANTS. So long as any indebtedness secured hereby remains unpaid, Mortgagor covenants and agrees with Mortgagee that it will not, directly or indirectly, without the prior written consent of Mortgagee:

      LIENS. Create, permit to exist, or assume any mortgage, pledge, or other lien or encumbrance upon the Premises or any part thereof or any interest therein other than (1) the Mortgage lien and security interest of Mortgagee created by the Loan Documents; and (2) the Permitted Encumbrances, or

      VOTING UNDER THE DECLARATION. Vote pursuant to the rights established in the Declaration or the related articles of incorporation or bylaws adopted in connection therewith, to amend the Declaration or to abandon or terminate the Condominium created by the Declaration; permit the consent to any mortgages on life estate interests in the Land.

      DISPOSITIONS. Sell, transfer, assign, convey, or otherwise dispose of in any manner, whether voluntarily or involuntarily, by operation of law or otherwise, the Premises or any part thereof or any interest therein. For purposes of this subparagraph, a sale of the Premises shall mean (1) any transfer or other alteration in any interest which any member, general partner or shareholder holds (directly or indirectly) in Mortgagor or in any entity which holds an interest in Mortgagor (excluding transfers of shares of American Retirement Corporation, a Tennessee corporation ("ARC") which is the ultimate parent company of Mortgagor), including any transfer of any membership interests, general partnership interests or controlling shares of any limited liability company, partnership or corporate Mortgagor (except a corporate trustee) to any person or persons other than those holding such interests or shares (i) on the date this Mortgage is executed, with regard to any limited liability company, partnership or corporate Mortgagor, or (ii) on the date of a permitted assignment of the beneficial interest in Mortgagor, with regard to a successor limited liability company, partnership or corporate Mortgagor in the event of such a permitted assignment; (2) any termination of partnership or corporate existence by any limited liability company, partnership or corporate Mortgagor; and (3) any grant of an option to purchase, an installment sales contract or land contract.

      Notwithstanding any provisions in this Mortgage to the contrary, Mortgagee will permit Mortgagor to sell and/or re-sell life estates in the residential portion of the Premises in the ordinary course of its business during the term hereof, if Mortgagee is satisfied, in its sole discretion exercised in good faith, that: (1) the use of the Premises will not change and (2) the loan secured hereby is not in default and no event has occurred which if left uncured would result in an Event of Default (as defined in the Note). Mortgagor shall provide prompt notice to Mortgagee of all such sales and, provided such sales are permitted pursuant to the foregoing provisions, Mortgagee shall promptly execute partial releases of this Mortgage with respect to such life estate interests upon receipt from Mortgagor of a written request therefor accompanied by information satisfactory to the Mortgagee concerning the material terms of such sale and a review fee of $100.00 for each sale.

1.4 AFFIRMATIVE COVENANTS. So long as all or any part of the principal, interest, premium, or any other amount due Mortgagee under the Note, any of the Loan Documents or any other agreement between Mortgagor and Mortgagee whether now or at any time hereafter existing, remains outstanding and unpaid, Mortgagor hereby further covenants and agrees that it shall:

      PROPERTY TAXES. Pay and discharge all taxes, assessments and governmental charges of every character lawfully imposed upon the Premises, and Mortgagor shall not suffer any of the Premises to be sold or forfeited for any tax, special assessment, governmental charge or claim whatsoever. Promptly following payment of taxes, assessments and governmental impositions upon the Premises,

      Mortgagor shall deliver to Mortgagee a copy of the bill therefor showing payment thereof.

      LIENS. Pay and discharge all claims for labor, materials, or supplies, which if unpaid, might by law become a lien or charge against the Premises.

      MORTGAGE TAXES. Pay and discharge all taxes, assessments, and governmental charges of every character whatever that may be levied upon or on account of this Mortgage or the indebtedness secured hereby whether levied against Mortgagor or otherwise. In the event payment by Mortgagor of any tax, assessment or charge referred to in the foregoing sentence would result in the payment of interest in excess of the rate permitted by law then Mortgagee may, at its option, (i) declare the entire principal balance of the indebtedness secured hereby, together with interest thereon, to be due and payable immediately, without notice, or (ii) pay that amount or portion of such tax, assessment or governmental charge as renders payment of the balance thereof by Mortgagor not in excess of the interest rate permitted by law, in which event Mortgagor shall pay the balance of such tax, assessment or governmental charge.

      DEPOSITS. Pay to Mortgagee monthly, in addition to each payment required under the Note, a sum equivalent to one-twelfth (1/12) of the amount estimated by Mortgagee to be sufficient to enable Mortgagee to pay, at least thirty (30) days before they become due, all taxes, assessments and other similar charges levied against the Premises. Mortgagee shall not be required to hold such sums in segregated accounts, and no interest shall be payable by Mortgagee to Mortgagor with respect to any amounts paid by Mortgagor pursuant to this subparagraph. Upon demand by Mortgagee, Mortgagor shall deliver and pay over to Mortgagee such additional sums as are necessary to satisfy any deficiency in the amount necessary to enable Mortgagee to fully pay any of the items hereinabove mentioned before the same become due. In the event of an Event of Default, or any default by Mortgagor in the performance of any terms, covenants, or conditions contained herein, in the Note, or in any of the Loan Documents, Mortgagee may apply against the indebtedness secured hereby, in such manner as Mortgagee may determine, any funds of Mortgagor then held by Mortgagee under this subparagraph. In the event of a sale of the Premises (excluding sales of life estate interests permitted hereby), any funds on deposit with Mortgagee automatically, and without the necessity of further notice or written assignment, shall be transferred and held thereafter for the account of the new owner to be applied in accordance with this paragraph; provided, however, no sale of the Premises shall be made subject to this Mortgage without Mortgagor first obtaining the prior written consent of Mortgagee as herein required.

      MAINTENANCE, WASTE, USE. Maintain, preserve, and keep the Premises and all parts thereof, in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals and replacements thereto so as at all times to maintain the efficiency thereof. Mortgagor shall abstain from and will not suffer the commission of waste on the Premises and will promptly notify Mortgagee in writing of the occurrence of any loss or damage to the Premises. Mortgagor shall not materially alter the buildings, improvements, fixtures, equipment, machinery or other property now or hereafter upon the Land comprising the Premises, or remove the same therefrom, or permit any tenant or other person to do so, without the written consent of Mortgagee. Mortgagor will, at its sole cost and expense, promptly remove, or cause the removal of, any and all hazardous or toxic substances or wastes or solid wastes or the effects thereof at any time identified as being on, in, under, or affecting the Premises which in the sole and good faith judgment of Mortgagee lessen the value of the Premises. Mortgagor will not permit any portion of the Premises to be used for any unlawful purpose or for any purpose other than that for which the same is now being used or intended to be used, as represented in writing by Mortgagor to Mortgagee. Mortgagor will comply promptly with all laws, statutes, ordinances, regulations, rules and orders of all public authorities having jurisdiction thereof and with all covenants, agreements and restrictions relating to the Premises or the use, occupancy and maintenance thereof. Mortgagee shall have the right at any time, and from time to time, to enter the Premises for the purpose of inspecting the same. Nonpayment of any taxes, assessments or other governmental charges levied or assessed upon the Premises, or any part thereof, shall constitute waste.

      SURVEY OF INDEPENDENT INSPECTOR. Allow Mortgagee, at any time and from time to time, based upon a good faith reason or purpose, to engage an independent inspector to survey the adequacy of the maintenance of the Premises. If such maintenance is found to be inadequate, such inspector shall determine the estimated cost of such repairs and replacements necessary to protect and preserve the rentability and useability of the said Premises. In such event, at the option of Mortgagee and within fifteen (15) days after written demand therefor, a sum equal to the amount of such estimated cost shall thereupon become due and payable by Mortgagor to be applied upon the indebtedness unless within such period Mortgagor, at its own cost and expense, shall have completed or shall have commenced and thereafter with diligence, completes such repairs and replacements. In such event, Mortgagor shall also reimburse Mortgagee the cost of such survey, the same being secured hereby. If the survey determines such maintenance to be adequate, then the cost therefor shall be at the expense of Mortgagee.

      CONDUCT OF BUSINESS. Do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence and all licenses, rights, and privileges necessary for the conduct of its business and comply with all valid and applicable statutes, laws, rules, and regulations.

      INSURANCE. Mortgagor shall keep the Premises (which for the purpose of this subsection Insurance and the subsection Restoration shall include all of the common and limited common elements of the buildings which are part of the condominium created by the Declaration) insured against loss or damage by fire, tornado, windstorm and extended coverage perils and such other hazards as may reasonably be required by Mortgagee, for the full replacement value, including without limitation on the generality of the foregoing, war damage insurance whenever in the opinion of Mortgagee such protection is necessary and is available from an agency of the United States of America. Mortgagor shall also provide liability insurance with such limits for personal injury and death and property damage as Mortgagee may require in the minimum amount of Two Million and No/100 Dollars ($2,000,000.00) per occurrence. Mortgagor shall also procure and keep in force with responsible insurers, insurance in such amounts as may be determined by Mortgagee to cover loss, total or partial, of rentals and other revenues derived from the Premises for a period of at least twelve
      (12) months as required by Mortgagee in the minimum amount of Six Million and No/100 Dollars ($6,000,000.00). All policies of insurance to be furnished hereunder shall be in forms, amounts, and with insurance companies satisfactory to Mortgagee, with the New York standard mortgagee clause endorsement attached to all policies in favor of and in form satisfactory to Mortgagee, including a provision requiring that the coverage evidenced thereby shall not be terminated or materially modified without thirty (30) days' prior written notice to Mortgagee. Mortgagor shall deliver all policies, including additional and renewal policies, together with evidence of payment of premiums thereon, to Mortgagee, and in the case of insurance about to expire, shall deliver renewal policies not less than thirty (30) days prior to their respective dates of expiration. The provisions in this subsection, Insurance, in the next subsection, Adjustment of Losses with Insurer and Application of Proceeds of Insurance and in Section 3.2 hereof shall be controlling between Mortgagor and Mortgagee and Mortgagor shall comply with such provisions of this Mortgage, notwithstanding any provisions to the contrary in the Declaration.

      ADJUSTMENT OF LOSSES WITH INSURER AND APPLICATION OF PROCEEDS OF INSURANCE. Give immediate notice to Mortgagee in the event of any loss or damage covered by insurance required to be carried hereunder. Mortgagee may thereupon make proof of such loss or damage, if the same is not promptly made by Mortgagor. All proceeds of insurance, in the event of such loss or damage, shall be payable to Mortgagee and any affected insurance company is authorized and directed to make payment thereof directly to Mortgagee. Mortgagee is authorized and empowered to settle, adjust, or compromise any claims for loss, damage, or destruction, under any such policy or policies of insurance. Mortgagee shall give written notice within a reasonable time to Mortgagor of any such adjustment or compromise. The power granted hereby shall be deemed to be coupled with an interest and to be irrevocable.

      In the event of damage or destruction if (a) there is projected annual net operating income from the leases remaining in full force and effect after such damage or destruction to equal one hundred twenty percent (120%) of the sum of the annual principal and interest payments of the Note, the annual taxes and assessments and the insurance premiums, (b) during the period of repair, there is sufficient rental income including rental abatement insurance which is sufficient to pay scheduled principal and interest payments on the Note and sufficient to comply with the other provisions of this section, (c) the insurance proceeds are insufficient to pay off the outstanding balance of the Note, (d) restoration and repair is reasonably estimated to be concluded at least three (3) months prior to the maturity of the Note or at least three (3) months prior to any date the Note may be called due and payable, (e) the insurers do not deny liability as to the insureds, and (f) there is no breach or default under the terms of the Note or the Loan Documents, such proceeds, after deducting therefrom any expenses incurred in the collection thereof, shall be used to reimburse Mortgagor for the cost of the rebuilding or restoration of buildings or improvements on said Premises. The buildings and improvements shall be so restored or rebuilt as to be of at least equal value and substantially the same character as prior to such damage or destruction. In the event Mortgagor is entitled to reimbursement out of insurance proceeds, such proceeds shall be made available, from time to time, upon Mortgagee being furnished with satisfactory evidence of the estimated cost of completion thereof and with such architect's certificates, waivers of lien, contractors' sworn statements and other evidence of cost and of payments as Mortgagee may reasonably require and approve. If the estimated cost of the work exceeds One Hundred Thousand and No/100 Dollars ($100,000.00) Mortgagee shall also be furnished with all plans and specifications for such rebuilding or restoration as Mortgagee may reasonably require and approve. No payment made prior to the final completion of the work shall exceed ninety percent (90%) of the value of the work performed from time to time, and at all times the undisbursed balance of said proceeds remaining in the hands of Mortgagee shall be at least sufficient to pay for the cost of completion of the work free and clear of liens. If the amount of such insurance proceeds is insufficient to cover the cost of building or restoration, Mortgagor shall pay such cost in excess of the insurance proceeds before being entitled to any reimbursement out of the insurance proceeds. Any surplus which may remain out of the insurance proceeds after payment of such cost of repair or rebuilding shall, at the option of Mortgagee, be applied on account of the indebtedness (whether then due or not) secured hereby. In the event Mortgagor is not entitled to reimbursement out of such proceeds, then, at the option of Mortgagee, such proceeds shall be applied without prepayment premium in payment or reduction of the indebtedness secured hereby, whether due or not.

      FINANCIAL STATEMENTS. Deliver without expense to Mortgagee, within ninety
      (90) days after the end of Mortgagor's fiscal year, copies of a detailed statement of income and expenses of Mortgagor, ARC (within one hundred twenty (120) days after the end of its fiscal year), the Premises and the Lake Seminole Square Condominium Association, Inc., a Florida corporation (the "Association"), containing a balance sheet as at the close of such fiscal year and an income statement for such fiscal year, which shall be in the form and contain information of the type customary in businesses of the kind conducted by Mortgagor and shall be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and shall be in reasonable detail and be certified by Mortgagor (and by an independent certified public accountant of recognized standing as to ARC) and which must show a solvent condition for all entities involved. Such financial statements shall include a current rent roll of the Premises and a current schedule of all residential life estate owners showing by unit number the then current amount of refundable deposit, certified by Mortgagor, showing, with respect to each tenant, the name of the tenant, the space occupied, the date and term of such lease, the amount of annual rental, percentage rental (if any) and additional rental, and all renewal, purchase and termination options. Where the leases require tenant to furnish financial statements, Mortgagor shall cause similar financial statements to be furnished to Mortgagee for all such tenants of the Premises, or any portion thereof, and all guarantors of any lease(s) of the Premises, or any portion thereof. Mortgagor shall deliver to Mortgagee, on an annual basis copies of all federal and state examination reports with respect to the Premises promptly after receipt thereof and, with reasonable promptness, such other data and information as Mortgagee may reasonably request.

      PAYMENT OF OBLIGATIONS. Pay all sums, the failure to pay which may result in the imposition of a lien, charge or encumbrance on all or any portion of the Premises or which may result in conferring upon a tenant of any part of the Premises a right to recover such sums as prepaid rent or to deduct such sums from future rental payments.

      OPERATION OF PREMISES. At all times operate the Premises in a sound and efficient manner and not acquire any fixtures, equipment, furnishings or other property covered, or intended to be covered, by the Loan Documents subject to any lien, charge or encumbrance taking precedence over the lien of this Mortgage.

      FURTHER INSTRUMENTS. Execute, acknowledge, deliver, and cause to be recorded or filed in the manner and place required by any present or future law any instrument that may be requested by Mortgagee, to publish notice, protect or continue the lien of the Loan Documents or the interest of Mortgagee in the Premises, and Mortgagor will pay or cause to be paid
      (i) all filing and recording taxes and fees incident to each filing and recording, (ii) all expenses incurred by Mortgagee in connection with the preparation, execution, and acknowledgment of all such instruments, other taxes, duties, imposts, assessments, and charges arising out of or in connection with the execution and delivery of such instruments.

      COMPLIANCE WITH AGREEMENTS. Perform and comply with all of the terms, covenants, and conditions to be performed and complied with by Mortgagor under the Note, the Loan Documents and all other agreements now or at any time hereafter existing between Mortgagor and Mortgagee.

      TENANT DEPOSITS. Hold in trust, in a manner approved by Mortgagee, all sums received by Mortgagor from any firm, corporation, person, or persons as security for the performance of the terms, covenants, or conditions contained in any lease or agreement for the use or occupancy of the Premises or any part thereof.

      COMPLIANCE WITH LEASES. Promptly observe and perform all covenants, conditions, and agreements contained in any lease or leases or other agreements now or hereafter affecting or relating to the Premises, or any portion thereof, on the part of Mortgagor to be observed and performed including the Continuing Obligations; enforce the observance and performance of all covenants, conditions, and agreements by other parties to such leases and agreements; not accept any prepayment of rent or any installments of rent under such leases for more than one (1) month in advance; furnish to Mortgagee a copy of such lease or agreement, forthwith upon its execution; and do or cause to be done all things necessary to preserve, intact and unencumbered, any and all easements, appurtenances, and other interests and rights in favor of or constituting any portion of the Premises. It is understood and agreed that all rents and revenues deriving from or arising from the Premises received by Mortgagor are to be held by Mortgagor as a trust fund to be used first for payments required and due under the Note and legitimate operating expenses of the Premises and any excess may be retained by Mortgagor.

      RESTORATION. If any of the Premises shall be damaged or destroyed, in whole or in part, by fire or other casualty or by taking in condemnation proceedings or the exercise of any right of eminent domain, then promptly restore, replace, or rebuild the same to as nearly as possible the value, quality, and condition, they were in immediately prior to such fire or other casualty or taking, with such alterations or changes as may be approved in writing by Mortgagee; provided, however, if Mortgagee has no obligation under the Adjustment of Losses with Insurers and

      Application of Proceeds of Insurance portion of this Section 1.4 to make insurance or condemnation proceeds available for such purpose, and Mortgagee does not otherwise elect to make any such proceeds so available, Mortgagor's obligations under this Restoration provision shall not include the obligation referred to above but only an obligation to make such repairs as are necessary to make the remaining undamaged portion of such improvements (if any) useable for their intended purpose.

      PROPERTY MANAGEMENT. Any management company involved with the management of the Premises and any management contracts relating to the Premises including, without limitation, agreements with the Association concerning maintenance and repair of the Premises and property of life estate interest owners (and any amendments thereto) must be acceptable to Mortgagee in its sole discretion. Any management agreement shall provide that it shall be terminable upon not more than thirty (30) days' notice at Mortgagee's option in the event of an occurrence of an Event of Default and be subordinate to Mortgagee's rights under the Note and Loan Documents.

1.5 ANTI-FORFEITURE. Mortgagor hereby represents and warrants to Mortgagee that there has not been committed by Mortgagor or any other person involved with the Premises any act or omission affording the federal government or any state or local government the right of forfeiture as against the Premises or any part thereof or any monies paid in performance of Mortgagor's obligations under the Note or under any of the other Loan Documents. Mortgagor hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. In furtherance thereof, Mortgagor hereby indemnifies Mortgagee and agrees to defend and hold Mortgagee harmless from and against any loss, damage or injury by reason of the breach of the covenants and agreements or the warranties and representations set forth in this Section 1.5. Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Mortgagor, Mortgagee or all or any part of the Premises under any federal or state law for which forfeiture of the Premises or any part thereof or of any monies paid in performance of Mortgagor's obligations under the Loan Documents is a potential result, shall, at the election of Mortgagee, constitute an Event of Default hereunder without notice or opportunity to cure.

1.6 AMERICANS WITH DISABILITIES ACT. Mortgagor hereby represents to Mortgagee that the Premises are in full compliance with the Americans with Disabilities Act (the "ADA Act") and all regulations promulgated thereunder. Mortgagor hereby covenants and agrees not to permit, commit or suffer to exist any condition which might result in a violation to the ADA Act, and if any such condition should occur to immediately remedy any such condition. Mortgagor hereby indemnifies and agrees to defend and hold Mortgagee harmless from and against any loss, cost or damage by reason of the breach of the covenants, agreements and indemnities set forth in this Section 1.6.

1.7 CURE OF MORTGAGOR'S DEFAULT. If Mortgagor shall fail to comply with any of the terms, covenants, and agreements contained herein or in the Note or any of the Loan Documents, then Mortgagee may (but shall not be obligated to do so) without further demand upon Mortgagor and without waiving or releasing Mortgagor from any such obligation, remedy such default for the account of Mortgagor. Mortgagor agrees to repay, upon demand by Mortgagee, all sums advanced by Mortgagee to remedy such default, together with interest at the rate at which interest accrues on amounts due under the Note after the same become due. All such sums, together with interest as aforesaid, shall become additional indebtedness secured by the Mortgage. No such payment by Mortgagee shall be deemed to relieve Mortgagor from any default hereunder.

      Mortgagee is hereby authorized, in the place and stead of Mortgagor, relating to taxes, assessments, water rents and charges, sewer rents and charges and other governmental or municipal charges, fines, impositions or liens asserted against the Premises to make such payments according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of the bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. Relating to any apparent or threatened adverse title, lien, statement of lien, encumbrance, claim or charge, Mortgagee, acting reasonably, shall be the sole judge of the legality or validity of same. Mortgagee may do so whenever, in its judgment and discretion, such advance or advances shall seem necessary or desirable to protect the full security intended to be created by this instrument.

                                   ARTICLE II
                           EVENTS OF DEFAULT: REMEDIES

2.1 EVENTS OF DEFAULT; ACCELERATION. If any Event of Default as defined in the Note shall occur, then Mortgagee may, by written notice to Mortgagor, declare the then outstanding principal of the Note to be forthwith due and payable, and upon such declaration, the principal, together with interest accrued thereon and to the extent permitted by law, any premium which is then payable on the Note upon a prepayment of principal, shall become due and payable forthwith at the place of payment specified in the Note, anything in this Mortgage or in the Note to the contrary notwithstanding. In addition, Mortgagee may proceed to protect and enforce its rights under the Note, and/or any of the Loan Documents, by foreclosure proceedings as against all or any part of the Premises, without regard to the situs of such property, by either suit in equity, action at law, or other appropriate proceedings, including actions for the specific performance of any covenant or agreement contained in this Mortgage or in the Note or in aid of the exercise of any power granted in this Mortgage or in the Note, or in any of the Loan Documents, or may proceed in any other manner to enforce the payment of the Note and any other legal or equitable right of Mortgagee and of the legal holder of the Note.

2.2 RECEIVER. It is expressly understood and agreed by Mortgagor that, at any time after an Event of Default, Mortgagee shall be entitled to as a matter of right, without notice and without giving bond to Mortgagor, or anyone claiming under it, without regard to the solvency or insolvency of Mortgagor or any person liable for any indebtedness hereby secured or to the value of the Premises or occupancy hereof as a homestead, to have itself appointed as a "Mortgagee in Possession" or have a receiver appointed of all or any part of the Premises and of the earnings, income, rents, issues, and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and Mortgagor does hereby irrevocably consent to such appointment.

2.3 POSSESSION BY MORTGAGEE. Upon the happening of an Event of Default, then and in every such case Mortgagee, either itself or by its agents or attorneys, may, in its discretion, enter upon and take possession of the Premises, or any part or parts thereof, and may exclude Mortgagor and its agents and employees wholly therefrom, and having and holding the same, Mortgagee may use, operate, manage, and control the Premises or any part thereof, and conduct the business thereof, either personally or by superintendents, managers, agents, employees and attorneys, and from time to time, by purchase, repair or construction, may maintain and restore and may insure and keep insured, the buildings, structures, improvements, fixtures, and other property, real and personal, comprising the Premises. After paying the expense of operating the Premises, including a reasonable commission, Mortgagee shall apply the moneys arising therefrom to the amount then due on the Note.

2.4 SALE BY MORTGAGEE. Any real estate or any interest or estate therein sold pursuant to any court order or decree obtained pursuant to the Mortgage shall be sold in one parcel, as an entirety, or in such parcels and in such manner or order as Mortgagee, in its sole discretion, may elect, to the maximum extent permitted by the laws of the state in which the Premises are situated and Mortgagee recognizes and agrees that the purchaser at any such sale shall be required to observe the Continuing Obligations, as defined in Section C (1) Warranties hereof, provided those Continuing Obligations do not differ in any material respect (without Mortgagee's written consent) from those which exist on the date hereof.

2.5 PURCHASE BY MORTGAGEE. In the case of any sale of the Premises pursuant to any judgment or decree of any court or at public auction or otherwise in connection with the enforcement of any of the terms of this Mortgage, Mortgagee, its successors or assigns, may become the purchaser, and for the purpose of making settlement for or payment of the purchase price, shall be entitled to deliver over and use the Note and any claims for interest accrued and unpaid thereon, together with all other sums, with interest, advanced and unpaid hereunder, in order that there may be credited as paid on the purchase price the sum then due under the Note including principal and interest thereon and all other sums with interest, advanced and unpaid hereunder. Specifically, but not as a limitation, on foreclosure of this Mortgage there shall be included in the computation of the amount due the amount of a reasonable fee for legal services (including, without limitation, the allocated costs for services of Mortgagee's in-house counsel) rendered to Mortgagee in connection with the foreclosure proceedings and other collection efforts, including the reasonable costs of an environmental audit of the Premises, an engineering report, as well as costs of title evidence, appraisals and all disbursements, allowances, and costs provided by law.

      Mortgagor agrees that to the extent Mortgagor is entitled to present competent evidence of the fair market value of the Premises as of the date of foreclosure or in connection with a bankruptcy proceeding affecting Mortgagor and/or the Premises, the following shall be considered competent evidence for the fact finder's determination of the fair market value of the Premises as of the date of the foreclosure sale:

            (i) the Premises shall be valued in an "as is" condition as of the date of the foreclosure sale, without any assumption or expectation that the Premises will be repaired or improved in any manner before a resale of the Premises after foreclosure;

            (ii) the valuation shall be based upon an assumption that the foreclosure purchaser desires a prompt resale of the Premises for cash promptly (but no later than twelve (12) months) following the foreclosure sale;

            (iii) all expenses to be incurred when the purchaser at the foreclosure sale resells the Premises, including reasonable closing costs customarily borne by the seller in a commercial real estate transaction, should be taken into account in such valuation, including, without limitation, brokerage commissions, title insurance, a survey of the Premises, tax prorations, attorneys' fees, and marketing costs;

            (iv) the gross fair market value of the Premises shall be further discounted to account for any estimated holding costs associated with maintaining the Premises pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in (iii) above), and other maintenance expenses; and

            (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Premises must be given by persons having at least five (5) years experience in appraising similarly improved property in the vicinity where the Premises is located and being actively engaged therein at the time of such testimony.

2.6 PAYMENT OF INDEBTEDNESS AND OTHER EXPENSES. In any case in which Mortgagee has the right to sell the Premises or to institute foreclosure proceedings, Mortgagor agrees to pay to Mortgagee the whole amount of principal and interest then due and payable and, to the extent permitted by law, prepayment premium, if any, with interest on overdue principal and interest at the rate specified in the Note from the date the same become payable whether by lapse of time, acceleration or otherwise. In the event Mortgagee commences any proceeding to foreclose this Mortgage or any other suit in equity, action at law or other appropriate proceeding to enforce its rights under the Note or any of the Loan Documents, Mortgagor covenants and agrees to pay to Mortgagee all costs and expenses (including actual attorneys' fees) paid or incurred by Mortgagee in connection therewith, which costs and expenses may be included in any judgment in Mortgagee's favor in any such suit, action or proceeding.

2.7 REMEDIES CUMULATIVE. No remedy herein conferred upon or otherwise available to Mortgagee is intended to be or shall be construed to be exclusive of any other remedy or remedies; but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder and under any of the Loan Documents and now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power, or shall be construed to be a waiver of any such default, or an acquiescence therein; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the indebtedness secured under this Mortgage operate to prejudice, waive or affect the security of this Mortgage or any rights, powers or remedies hereunder; nor shall Mortgagee be required to first look to, enforce, or exhaust any such other or additional security, collateral, or guaranty.

2.8 WAIVER OF RIGHTS. To the extent that such rights may then be lawfully waived, Mortgagor hereby covenants that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, (i) any exemptions, stay or extension or moratorium law now or at any time hereafter in force; (ii) any law now or hereafter in force providing for the valuation or appraisement of the Premises or any part thereof prior to any sale or sales thereof to be made pursuant to any provisions herein contained, or pursuant to the decree, judgment or order of any court of competent jurisdiction; (iii) any law now or at any time hereafter made or enacted granting a right to redeem the property so sold or any part thereof; (iv) all rights of marshaling; and (v) any right to trial by jury of any claim or issue arising hereunder or in connection herewith. To the extent permitted by law, Mortgagor expressly waives for itself and on behalf of each and every person acquiring any interest in or title to the Premises or any part thereof, subsequent to the date of this Mortgage, all benefit and advantage of any such law or laws; and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to Mortgagee, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

2.9 INDULGENCES BY MORTGAGEE. In the event that Mortgagee (a) grants any extension of time or forbearance with respect to the payment of any indebtedness secured by this Mortgage; (b) takes other or additional security for the payment thereof; (c) waives or fails to exercise any right granted herein or under the Note or any of the Loan Documents; (d) grants any release, with or without consideration, of the whole or any part of the security held for the payment of the debt secured hereby or the release of any person liable for payment of such debt; (e) amends or modifies in any respect any of the terms and provisions hereof or of the Note (including substitution of another note(s)) or any of the Loan Documents; then and in any such event, such act or omission to act shall not, unless otherwise agreed in writing by Mortgagee, release Mortgagor, or any co-makers, sureties, guarantors, shareholders, under any covenant of the Note or any Loan Document, nor preclude Mortgagee from exercising any right, power, or privilege herein granted or intended to be granted in the event of any other default then made or any subsequent default or Event of Default, and without in any way impairing or affecting the lien or priority of this Mortgage or of any Loan Document.

2.10 APPLICATION OF PROCEEDS. The proceeds of any sale or sales of the Premises or any part thereof pursuant to this Article II shall be applied in the following order:

            (a) To the payment of all costs of the sale and the foreclosure proceedings, including actual attorneys' fees and the cost of title searches, abstracts, surveys, engineering reports, appraisals and environmental investigations;

            (b) To the payment of all other expenses of Mortgagee, including all moneys expended by Mortgagee and all other amounts payable by Mortgagor to Mortgagee hereunder or under the Loan Documents, with interest thereon; and all taxes, assessments or liens superior to the lien thereof;

            (c) To the payment of the principal, interest and premium, if any, on the Note;

            (d) To the payment of any other sums owed by Mortgagor to Mortgagee; and

            (e) To the payment of the surplus, if any, to Mortgagor or to whomsoever shall be entitled thereto.

2.11 ABANDONMENT OF PROCEEDINGS. In case Mortgagee shall have proceeded to enforce any right under this Mortgage by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then, and in every such case, Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder with respect to the Premises subject to the lien hereof.

2.12 PARTIAL PAYMENTS. Acceptance by Mortgagee of any payment which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of Mortgagee's right to demand payment of the balance due, or any other rights of Mortgagee at that time or any subsequent time.

2.13 TENDER OF PAYMENT AFTER ACCELERATION. In case, after legal proceedings are instituted to foreclose the lien of this Mortgage, tender is made of the entire indebtedness due hereunder, Mortgagee shall be entitled to reimbursement for expenses incurred in connection with legal proceedings, including such expenditures as are enumerated above, and if the Note provides for a "prepayment privilege fee" at the time tender of payment is made, then the amount necessary to pay the loan in full shall include the prepayment privilege fee in addition to all expenses, and such expenses and prepayment privilege fee shall be so much additional indebtedness secured by this Mortgage, and no such suit or proceedings shall be dismissed or otherwise disposed of until such fees, expenses, and charges shall have been paid in full.

                                  ARTICLE III
                     POSSESSION AND RELEASE OF THE PREMISES

3.1 RELEASE AND REPLACEMENT OF EQUIPMENT. Mortgagor may, without obtaining any release from Mortgagee, sell or otherwise dispose of, free from the lien of this Mortgage, any of the Premises described in Paragraph (3) of the Granting Clause hereof which may have become obsolete, inadequate, worn out, or otherwise unsuitable or unnecessary for use in connection with the Premises, provided, however, that Mortgagor shall have theretofore and since the date hereof acquired replacements therefor (in such manner as shall extend to Mortgagee a first lien or security interest therein) which, while not being necessarily of the same character, will be of comparable value and efficiency.

3.2 CONDEMNATION. If all or any part of the Premises is damaged, taken, or acquired, either temporarily or permanently, in any condemnation proceeding, by exercise of the right of eminent domain, by sale in lieu of condemnation or eminent domain, or by the alteration of the grade of any street affecting the said Premises, the amount of any award or other payment for such taking or damages made in consideration thereof, to the extent of the full amount of the then remaining unpaid indebtedness secured hereby, is hereby assigned to Mortgagee, who is empowered to collect and receive the same and to give proper receipts therefor in the name of Mortgagor, and the same shall be paid forthwith to Mortgagee. Any award or payment so received by Mortgagee may, at the option of Mortgagee, be retained and applied, in whole or in part, to the indebtedness secured hereby (whether or not then due and payable), in such manner as Mortgagee may determine except as specifically limited hereinafter, or released, in whole or in part, to Mortgagor for the purpose of altering, restoring, or rebuilding any remaining part of the Premises which may have been altered, damaged, or destroyed as the result of such taking, alteration, or proceeding, but Mortgagee shall not be obligated to see to the application of any amounts so released. Any applicable prepayment fee provided for by law which results from the application of the award to the prepayment of the indebtedness shall be paid as part of the award and not in addition thereto. Until such time as such award or other payment is actually received by Mortgagee and applied to the indebtedness secured hereby and Mortgagee has agreed in writing to a reduction of the monthly payments, Mortgagor shall continue paying the constant monthly payment for principal and interest on the unpaid principal balance of the Note at the rate of interest therein specified.

3.3 SATISFACTION OF MORTGAGE. Whenever Mortgagor shall pay or cause to be paid the entire principal, interest and premium, if any, due and to become due upon the Note, and shall have performed and observed all of the terms, covenants, and conditions by it to be performed or observed under the Note, this Mortgage, and all other agreements now or at any time hereafter existing between Mortgagor and Mortgagee, then and in such event the Premises shall revert to Mortgagor; and Mortgagee shall forthwith execute and deliver to Mortgagor an appropriate instrument of release, satisfaction and discharge.

                                   ARTICLE IV
                               SECURITY AGREEMENT

This Mortgage is hereby deemed to be as well a Security Agreement for the purpose of creating hereby a security interest securing the indebtedness. Without derogating any of the provisions of this Mortgage, Mortgagor by this
Mortgage:

(a) grants to Mortgagee a security interest in all of Mortgagor's right, title and interest in and to all Collateral and fixtures, together with all additions, accessions and substitutions and all similar property hereafter acquired and used or obtained for use on, or in connection with the Premises. The proceeds of said Collateral and fixtures are intended to be secured hereby; however, such intent shall never constitute an express or implied consent on the part of Mortgagee to the sale of any or all Collateral or fixtures;

(b) agrees that the security interest hereby granted by this Mortgage shall secure the payment of the indebtedness specifically described and shall also secure payment of any future debt or advancement owing by Mortgagor to Mortgagee with respect to the Premises;

(c) agrees not to sell, convey, mortgage or grant a security interest in, or otherwise dispose of or encumber, any of the Collateral or fixtures or any of Mortgagor's right, title or interest therein without first securing Mortgagee's written consent unless such Collateral or fixture is replaced with Collateral or fixtures of comparable value and efficiency (in such manner as shall extend to Mortgagee a first lien or security interest therein); and Mortgagee may, at its sole option, require Mortgagor to apply the proceeds from the disposition of Collateral or fixtures in reduction of the indebtedness secured hereby;

(d) agrees that if Mortgagor's rights in the Collateral are voluntarily or involuntarily transferred, whether by sale, creation of a security interest, attachment, levy, garnishment or other judicial process, without the written consent of Mortgagee, such transfer constitutes an Event of Default by Mortgagor under the terms of this Mortgage provided, that notwithstanding any provision of this Mortgage to the contrary, Mortgagor may create security interests in vehicles and office equipment including computer equipment purchased after the date hereof in an amount not to exceed $150,000.00.;

(e) agrees that upon or after the occurrence of any Event of Default hereunder, Mortgagee may, with or without notice to Mortgagor, exercise its rights to declare all indebtedness secured by the security interest created hereby immediately due and payable, in which case Mortgagee shall have all rights and remedies granted by law and more particularly the Uniform Commercial Code as enacted in Florida;

(f) agrees, to the extent permitted by law and without limiting any rights and privileges herein granted to Mortgagee, that Mortgagee may dispose of any or all of the Collateral at the same time and place upon giving the same notice provided for in this Mortgage, and in the same manner as provided under the terms and conditions of this Mortgage; and

(g) authorizes Mortgagee to file, in the jurisdiction where this Mortgage will be given effect, or in such other jurisdiction as filing may be required to perfect the security interest granted hereunder, financing statements including renewal or confirmation thereof, covering the Collateral; and at the request of Mortgagee, Mortgagor will join Mortgagee in executing one or more such financing statements including amendment, renewal or confirmation thereof, pursuant to the Uniform Commercial Code as enacted in Florida in a form satisfactory to Mortgagee, and will pay the cost of filing the same in all public offices at any time and from time to time wherever Mortgagee deems filing or recording of any financing statements including renewal or confirmation thereof or of this instrument to be desirable or necessary.

                                   ARTICLE V
                                  MISCELLANEOUS

5.1 SEVERABILITY. If any term, covenant, or condition of the Note or any Loan Document, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of the Note, and the Loan Documents, and the application of such term, covenant, or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant, or condition of the Note and the Loan Documents shall be valid and be enforced to the fullest extent permitted by law.

5.2 COUNTERPARTS. This Mortgage may be simultaneously executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

5.3 SUBROGATION. Mortgagee shall be subrogated to all liens, although released of record, which are paid out of the proceeds of the Note or other indebtedness secured by this Mortgage.

5.4 NOTICES. Whenever in this Mortgage it shall be required or permitted that notice be given by any party to the other, such notice shall be in writing, and any notice so sent shall be deemed to have been given on the date that the same is deposited in the United States mail, postage prepaid. Notices shall be addressed to Mortgagee at 4321 North Ballard Road, Appleton, Wisconsin 54919, Attention Investment Department, and to Mortgagor at the address set forth below its signature or at such other address as either party may from time to time designate in writing in lieu thereof.

5.5 CHANGE IN TAXATION OF MORTGAGES. In the event of the passage, after the date of this Mortgage, of any law deducting from the value of the real property comprising the Premises, for the purpose of taxation, any lien thereon, or changing in any way the laws now in force for the taxation of mortgages, deeds of trust, or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes so as to affect the interest of Mortgagee, then in such event, Mortgagor shall bear and pay the full amount of such taxes, provided, however, that if for any reason payment by Mortgagor of any such taxes would be unlawful, or if the payment thereof would constitute usury or render the loan or indebtedness secured hereby wholly or partially usurious under any of the terms or provisions of the Note, the Mortgage or otherwise, Mortgagee may, at its option, declare the whole sum secured by this Mortgage with interest thereon to be immediately due and payable, without a prepayment fee, or Mortgagee may, at its option, pay that amount or portion of such taxes as renders the loan or indebtedness secured hereby unlawful or usurious, in which event Mortgagor shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of said taxes.

5.6 NO EXCESS INTEREST. If any charge in the nature of interest provided for herein, in the Note, or in any instrument evidencing indebtedness secured hereby shall result, because of the monthly reduction of principal or for any reason at any time during the life of the Note, in an effective rate of interest which, for any month, transcends the limit of the usury or any other law(s) applicable to the loan evidenced by the Note, then all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement of notice between or by any party hereto, be applied upon principal immediately upon receipt of such moneys by the holder of the Note, with the same force and effect as if Mortgagor had specifically designated such extra sums to be so applied to principal and the holder of the Note had agreed to accept such extra payment(s) as a premium-free prepayment. In no event shall any agreed to or actual exaction as consideration for the loan evidenced by the Note transcend the limits imposed or provided by the law applicable to this transaction for the use or detention of money or for the forbearance in seeking its collection.

5.7 WAIVERS BY MORTGAGOR. To the fullest extent permitted by applicable law, Mortgagor, for itself, its successors and assigns, and each and every person with any interest in the Premises, or any part thereof, whether now owned or hereafter acquired, hereby waives notice of maturity, demand, presentment for payment, diligence in collection, and notice of non-payment and protest; hereby consents and agrees to any extension of time, whether one or more, for the payment thereof and/or to any and all renewals thereof; and hereby consents and agrees that Mortgagee may amend the terms thereof, may release all or any part of the security for the payment thereof, and may release any party liable for the payment thereof, without, in any event, affecting the terms or effect of this Mortgage or the obligations or liabilities hereunder of Mortgagor, its successors or assigns, or any person with any interest in the Premises, or any part thereof, whether now owned or hereafter acquired.

5.8 ADDITIONAL INSTRUMENTS. Mortgagor, from time to time, within fifteen (15) days after request by Mortgagee, shall execute, acknowledge, and deliver to Mortgagee such mortgages, chattel mortgages, security agreements, or other similar security instruments, in form and substance satisfactory to Mortgagee, covering all property of any kind, whatsoever, owned by Mortgagor or in which Mortgagor may have any interest which, in the sole opinion of Mortgagee, is essential to the operation of the property covered by this Mortgage. Neither a request so made by Mortgagee, nor the failure of Mortgagee to make such a request, shall be construed as a release of such property, or any part thereof, from the lien of this Mortgage, it being understood and agreed that this covenant and any such chattel mortgage, security agreement, or other similar security instrument, delivered to Mortgagee, are cumulative and given as additional security.

5.9 APPLICABLE LAW. This Mortgage shall be interpreted in accordance with and, in all respects, governed by the internal laws of the State of Florida.

5.10  EXPENSES OF MORTGAGEE.

      (a) If Mortgagee is made a party to any suit or proceeding by reason of the interest of Mortgagee in the Premises, or if the Note or any Loan Document is placed in the hands of an attorney or attorneys to defend or enforce any rights of Mortgagee, then Mortgagor shall reimburse Mortgagee for all costs and expenses, including by way of representation only, actual attorneys' fees, travel and lodging expenses, recording fees, incurred by Mortgagee in connection therewith. All amounts incurred by Mortgagee hereunder shall be secured hereby and shall be due and payable by Mortgagor to Mortgagee forthwith on demand, with interest thereon at the rate at which interest accrues on amounts due under the Note after the same became due.

      (b) In the event Mortgagor initiates any request to Mortgagee for (a) changes to this Mortgage or any collateral documents thereto, (b) releases of any part of the Premises or other property upon which a security interest has been given to secure the indebtedness, or (c) any other waivers, opinions or other documentary changes (other than a satisfaction or assignment of the Mortgage at maturity or in connection with a permitted prepayment), then Mortgagor shall reimburse Mortgagee for any actual legal fees and expenses incurred by Mortgagee in connection with the preparation and review of such documentation. The need for legal review and preparation of documentation shall be in the unrestricted discretion of Mortgagee.

5.11 SUCCESSORS OF MORTGAGOR. In the event of the sale or transfer of all or any part of the Premises (excluding the sale of life estate interests permitted herein), by operation of law or otherwise and regardless of whether or not such sale or transfer constitutes an Event of Default, Mortgagee is authorized and empowered to deal with the transferee with reference to this Mortgage, the Premises, or the debt secured hereby, or with reference to any of the terms or conditions contained herein, as fully and to the same extent as it might deal with Mortgagor and without in any way releasing or discharging any liabilities of Mortgagor hereunder or under the Note or the Loan Documents.

5.12 ESTOPPEL CERTIFICATES. Mortgagor, upon request of Mortgagee, shall, from time to time, certify to Mortgagee or to any proposed assignee of this Mortgage, by an instrument in form satisfactory to Mortgagee, duly acknowledged, the amount then owing on the sums secured hereby and the date on which interest hereon has been paid and whether any offsets or defenses exist against payment thereof or performance of any obligation of Mortgagor under the Note, this Mortgage, or any of the Loan Documents, within five (5) days if such request is made personally, or within ten
      (10) days if such request is made by mail. Mortgagee and any proposed assignee of this Mortgage shall have the right to rely on any such certification.

5.13 AMENDMENT. Neither this Mortgage nor any term, covenant, or condition contained herein may be amended, modified, or terminated, except by an agreement in writing, signed by the party against whom enforcement of the amendment, modification, or termination is sought.

5.14 CONSTRUCTION. By execution of this Mortgage, Mortgagor acknowledges that both parties participated in the drafting of the documents, and agrees that the Note, this Mortgage, and the Loan Documents shall be construed without regard to any presumption or rule requiring construction against the party causing such instruments to be drafted. The headings and captions contained in this Mortgage are solely for convenience of reference and shall not affect its interpretation. All terms and words used in this Mortgage, whether singular or plural and regardless of the gender thereof, shall be deemed to include any other number and any other gender as the context may require.

5.15 RECEIPT BY MORTGAGOR. Mortgagor hereby acknowledges that a full, true, and complete copy of this Mortgage (including Exhibits A and B hereto) was delivered to and received by it on the date of actual execution hereof by Mortgagor, as set forth below.

5.16 NO PARTNERSHIP - THIRD PARTIES. Nothing contained in the Note or Mortgage shall be construed in a manner to create any relationship between Mortgagor and Mortgagee other than the relationship of borrower and lender and Mortgagor and Mortgagee shall not be considered partners or co-venturers for any purpose. The terms and provisions of the Note and this Mortgage are for the benefit of Mortgagor, Mortgagee and their respective successors, assigns, endorsees and transferees and all persons claiming under or through them, and no other person shall have any right or cause of action on account thereof.

5.17 RIGHT TO CONTEST. Mortgagor shall have the right to contest in good faith the validity or amount of any tax assessment or lien arising from any work performed at or materials furnished to the premises which right, however, is conditional upon (i) such contest having the effect of preventing the collection of the tax, assessment or lien so contested and the sale or forfeiture of the premises or any part thereof or interest therein to satisfy the same, (ii) Mortgagor giving Mortgagee written notice of its intention to contest the same in a timely manner, which, with respect to any contested tax or assessment, shall mean before any such tax, assessment or lien has been increased by any penalties or costs, and with respect to any contested mechanic's lien claim, shall mean within thirty
      (30) days after Mortgagor receives actual notice of the filing thereof,
      (iii) Mortgagor making and thereafter maintaining with Mortgagee or such other depository as Mortgagee may designate, a deposit of cash (or United States government securities, in discount form, or other security as may, in Mortgagee's sole discretion, be acceptable to Mortgagee, and in either case having a present value equal to the amount herein specified) in an amount no less than One Hundred Fifty Percent (150%) of the amount which, in Mortgagee's reasonable opinion, determined from time to time, shall be sufficient to pay in full such contested tax, assessment or lien and penalties, costs and interest that may become due thereon in the event of a final determination thereof adverse to Mortgagor or in the event Mortgagor fails to prosecute such contest as herein required, or in lieu thereof, Mortgagor providing to Mortgagee title insurance over such matters in form and substance reasonably acceptable to Mortgagee, and
      (iv) Mortgagor diligently prosecuting such contest by appropriate legal proceedings. In the event Mortgagor shall fail to prosecute such contest with reasonable diligence or shall fail to maintain sufficient funds, or other security as aforesaid, on deposit as hereinabove provided, Mortgagee may, at its option, liquidate the securities deposited with Mortgagee, and apply the proceeds thereof and other monies deposited with Mortgagee in payment of, or on account of, such taxes, assessments, or liens or any portion thereof then unpaid, including the payment of all penalties and interest thereon.

5.18 FUTURE ADVANCES. It is agreed that this Mortgage shall also secure such future or additional advances for construction, improvements, preservation, maintenance and operation of the Premises and the security for the loan as may be made by Mortgagee, whether such future advances are obligatory or are to be made at Mortgagee's option to Mortgagor, or its successor in title, for any purpose, provided that all those advances are to be made within twenty (20) years from the date of this Mortgage, or within such lesser period of time as may be provided hereafter by law as a prerequisite for the sufficiency of actual notice or record notice of the optional future or additional advances as against the rights of creditors or subsequent purchasers for valuable consideration, to the same extent as if such future advances were made on the date hereof. The total amount of indebtedness secured by this Mortgage may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed twice the face amount of the Note, and any disbursements made for the payment of taxes, levies or insurance on the Premises.

IN WITNESS WHEREOF, Mortgagor has caused these presents, to be duly executed, sealed, and delivered in ____________, Florida, as of the day and year first above written.


WITNESSES:

                                         LAKE SEMINOLE SQUARE MANAGEMENT
                                         COMPANY, INC., A TENNESSEE CORPORATION


----------------------------------
Signature                                By:
                                            ------------------------------------
----------------------------------
Printed Name                             Its:
                                             -----------------------------------
----------------------------------
Signature

                                         FREEDOM GROUP-LAKE SEMINOLE SQUARE,
                                         INC., A TENNESSEE CORPORATION
----------------------------------
Printed Name

----------------------------------
Signature                                By:
                                            ------------------------------------

----------------------------------
Printed Name                             Its:
                                             -----------------------------------
----------------------------------
Signature
                                         Address for both:
----------------------------------                  c/o American Retirement
Printed Name                                        Corporation
                                                    111 Westwood Drive
                                                    Suite 402
                                                    Brentwood, Tennessee  37027

STATE OF TENNESSEE

COUNTY OF
         -----------------


         The foregoing instrument was acknowledged before me this _____ day of May, 2000, by _______________________(name), as _________________(title) of Lake
Seminole Square Management Company, Inc., a Tennessee corporation, on behalf of the corporation. He/She [please check as applicable] /______/ is personally known to me, or has produced /______/ his/her (state) driver's license, or /______/ his/her _____________________________(type of identification) as identification.



                                        ----------------------------------------
                                                    (Signature)

                                        ----------------------------------------
                                                   (Printed Name)

(AFFIX NOTARIAL SEAL)                    NOTARY PUBLIC, STATE OF TENNESSEE


                                        ----------------------------------------
                                            (Commission Expiration Date)

                                        ----------------------------------------
                                               (Serial Number, If Any)

STATE OF TENNESSEE

COUNTY OF
         ------------------


         The foregoing instrument was acknowledged before me this _____ day of May, 2000, by _______________________ (name), as _______________(title) of
Freedom Group - Lake Seminole Square, Inc., a Tennessee corporation, on behalf of the corporation. He/She [please check as applicable] /______/ is personally known to me, or has produced /______/ his/her (state) driver's license, or /______/ his/her ___________________ (type of identification) as identification.



                                       -----------------------------------------
                                                  (Signature)

                                       -----------------------------------------
                                                 (Printed Name)

(AFFIX NOTARIAL SEAL)                   NOTARY PUBLIC, STATE OF TENNESSEE


                                       -----------------------------------------
                                           (Commission Expiration Date)

                                       -----------------------------------------
                                              (Serial Number, If Any)

                                    EXHIBIT A



                               [LEGAL DESCRIPTION]

                                    EXHIBIT B

All of Mortgagor's right, title and interest as an owner of the condominium units described in Exhibit A hereto, in and to all building materials, fixtures, equipment and other personal property to be incorporated into any improvements constructed on the Premises and all goods, materials, supplies, fixtures, equipment, machinery, furniture and furnishings and other personal property that are now or may hereafter be appropriated for use on (whether such items are stored on the Premises or elsewhere), located on, or used in connection with, the Premises; together with all Mortgagor's right, title and interest in and to all rents, issues and profits, and all inventory, accounts, accounts receivable, contract rights, all accounts arising from the operation of the Premises, franchise agreements, Lake Seminole Square Club Membership Agreements, assisted living residency and care agreements, all other contracts and agreements concerning the provision of services to owners of life estates in any portion of the Premises or residing in assisted care facilities thereon, licenses and rights, including rights in any condominium association existing with respect to any and all portions of the Premises, general intangibles, chattel paper, instruments, documents, notes, drafts, letters of credit, insurance policies, premium refunds and deposits, insurance and condemnation awards and proceeds, refunds and deposits returned by utility, cleaning, maintenance and repair and equipment rental companies and other companies providing services to the Premises and government agencies, tradenames, trademarks and service marks (subject, however, to any franchise or license agreements relating thereto), arising from or related to the Premises and any business conducted on the Premises; and all replacements and substitutions for, or additions to, all products and proceeds of, and all books, records, files and electronic data relating to, any of the foregoing.